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WORLD OMNI FINANCIAL CORP.
WORLD OMNI MASTER OWNER TRUST
SERIES 1999-VFN SUPPLEMENT, SERIES 2000-1 SUPPLEMENT
CERTIFICATE DATE AS OF :                                                          May 15, 2000
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POOL BALANCE:                                                       For Month of: April, 2000
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
Pool Balance, beginning of month                                                  $845,791,715.27

Pool Balance, end of month                                                        $841,639,405.74

Pool Balance, average                                                             $843,411,130.31

Required Pool Balance, end of month                                               $816,642,635.77

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COLLECTIONS & SERIES ALLOCATIONS                                                  For Month of:
                                                                                  April , 2000
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Series Allocable Principal Collections
         Series 1999-VFN                                                          $ 29,819,017.66
         Series 2000-1                                                            $419,735,085.60
                                                                                  $449,554,103.26

Series Allocable Non-Principal Collections
         Series 1999-VFN                                                           $   407,049.36
         Series 2000-1                                                             $ 5,729,662.22
                                                                                   $ 6,136,711.58

Series Allocable Miscellaneous Payments
         Series 1999-VFN                                                                     $ -
         Series 2000-1                                                                       $ -
                                                                                             $ -

Investment Proceeds
         Series 1999-VFN                                                              $ 33,835.88
         Series 2000-1                                                                $ 15,203.27
                                                                                      $ 49,039.15
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CONTROLLED DEPOSIT AMOUNT FOR COLLECTION PERIOD                                   For Month of:
                                                                                  April , 2000
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1999-VFN                                                                                    $0.00
Series 2000-1 Class A                                                                       $0.00
Series 2000-1 Class B                                                                       $0.00
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ALLOCATION PERCENTAGES FOR COLLECTION PERIOD                                      For Month of:
                                                                                  April , 2000
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Series Allocation Percentages
             Series 1999-VFN                                                                 6.63%
             Series 2000-1                                                                  93.37%

Floating Allocation Percentages
             Series 1999-VFN                                                                89.12%
             Series 2000-1                                                                  88.64%

Principal Allocation Percentages
             Series 1999-VFN                                                                 0.00%
             Series 2000-1                                                                   0.00%
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ALLOCATIONS OF SERIES ALLOCABLE AMOUNTS WITHIN SERIES                             For Month of:
                                                                                  April , 2000
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Series 1999-VFN

         Series Allocable Principal Collections
         Excess Certificateholder Percentage:                                     $  1,029,884.39
         Floating Allocation Percentage:                                          $ 26,575,934.43
         Certificateholder Percentage minus Excess Cert. Percentage:              $  2,213,198.85
                                                                                  $ 29,819,017.66

         Series Allocable Non-Principal Collections
         Excess Certificateholder Percentage:                                     $     14,058.60
         Floating Allocation Percentage:                                          $    362,779.13
         Certificateholder Percentage minus Excess Cert. Percentage:              $     30,211.63
                                                                                  $    407,049.36

Series 2000-1

         Series Allocable Principal Collections
         Excess Certificateholder Percentage:                                     $ 14,496,742.21
         Floating Allocation Percentage:                                          $372,063,081.96
         Certificateholder Percentage minus Excess Cert. Percentage:              $ 33,175,261.42
                                                                                  $419,735,085.60

         Series Allocable Non-Principal Collections
         Excess Certificateholder Percentage:                                     $    197,890.14
         Floating Allocation Percentage:                                          $  5,078,907.76
         Certificateholder Percentage minus Excess Cert. Percentage:              $    452,864.31
                                                                                  $  5,729,662.22
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MONTHLY DISTRIBUTIONS                                                             Paid on:
                                                                                  May 15, 2000
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Principal Distributions to Investors
             Series 1999-VFN                                                                $ -
             Series 2000-1 Class A                                                          $ -
             Series 2000-1 Class B                                                          $ -

Principal Distributions to Investors - $ per thousand
             Series 1999-VFN                                                                $0.00000000
             Series 2000-1 Class A                                                          $0.00000000
             Series 2000-1 Class B                                                          $0.00000000

Monthly Interest to Investors
             Series 1999-VFN                                                      $    260,428.02
             Series 2000-1 Class A                                                $  4,386,205.42
             Series 2000-1 Class B                                                $    385,076.25

Monthly Interest to Investors - $ per thousand
             Series 1999-VFN                                                      $          5.20856040
             Series 2000-1 Class A                                                $          6.78979167
             Series 2000-1 Class B                                                $          7.13104167


Rated Variable Funding Increased Cost Amounts
             Series 1999-VFN                                                                $0.00

Noteholder Monthly Servicing Fee
             Series 1999-VFN                                                      $     41,666.67
             Series 2000-1                                                        $    542,070.56
             Note:  Servicer waived $41,262.44 of fee for collection period.

Reserve Fund Deposit Amount
             Series 1999-VFN                                                                $0.00
             Series 2000-1                                                                  $0.00

Investor Default Amount
             Series 1999-VFN                                                                $0.00
             Series 2000-1                                                                  $0.00

Monthly Dilution Amount
             Series 1999-VFN                                                                $0.00
             Series 2000-1                                                                  $0.00

Noteholder Charge-Off Reversal Amount
             Series 1999-VFN                                                                $0.00
             Series 2000-1                                                                  $0.00

Investor Default Amount and Monthly Dilution Amount Not Previoulsy Reinstated
             Series 1999-VFN                                                                $0.00
             Series 2000-1                                                                  $0.00

Carry-Over Amount
             Series 2000-1 Class A                                                          $0.00
             Series 2000-1 Class B                                                          $0.00

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MONTHLY DISTRIBUTIONS (Cont.)                                                     Paid on:
                                                                                  May 15, 2000
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Unrated Variable Funding Increased Cost Amounts
             Series 1999-VFN                                                                $0.00

Previously waived servicing fee
             Series 1999-VFN                                                                $0.00
             Series 2000-1                                                                  $0.00

Collections Released to Certificateholder during Collection Period                $450,124,407.08

Excess Distributed to Certificateholder on Payment Date                                    $ 0.00
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FUNDED AND INVESTED AMOUNTS:                                                      As of last day of:
                                                                                  April , 2000
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SERIES 1999-VFN SUPPLEMENT
Initial Funded Amount                                                             $600,000,000.00
Incremental Funded Amounts (Cumulative)                                           $          0.00
Principal Distributed to Investors (Cumulative)                                   $550,000,000.00
Unreimbursed Investor Charge Offs (Cumulative)                                    $          0.00
         Funded Amount                                                              50,000,000.00

Series Excess Funding Amount                                                      $          0.00
Principal Funding Account Balance                                                 $          0.00
         Invested Amount                                                          $ 50,000,000.00

SERIES 2000-1 SUPPLEMENT CLASS A
Initial Invested Amount                                                           $646,000,000.00
Principal Distributed to Investors (Cumulative)                                   $          0.00
Principal Funding Account Balance                                                 $          0.00
Unreimbursed Investor Charge Offs (Cumulative)                                    $          0.00
Series Excess Funding Amount                                                      $          0.00
         Invested Amount                                                          $646,000,000.00

SERIES 2000-1 SUPPLEMENT CLASS B
Initial Invested Amount                                                           $ 54,000,000.00
Principal Distributed to Investors (Cumulative)                                   $          0.00
Principal Funding Account Balance                                                 $          0.00
Unreimbursed Investor Charge Offs (Cumulative)                                    $          0.00
Series Excess Funding Amount                                                      $          0.00
         Invested Amount                                                          $ 54,000,000.00
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BALANCES AS OF PAYMENT DATE                                                       As of:
                                                                                  May 15, 2000
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Series 1999-VFN
         Reserve Fund Balance                                                     $    250,000.00
         Reserve Fund Deficiency Amount                                           $          0.00
         Principal Funding Account Balance                                        $          0.00
         Outstanding Principal Balance                                            $ 50,000,000.00

Series 2000-1
         Reserve Fund Balance                                                     $  3,500,000.00
         Reserve Fund Deficiency Amount                                           $          0.00
         Principal Funding Account Balance                                        $          0.00
         Outstanding Principal Balance, Class A                                   $646,000,000.00
         Outstanding Principal Balance, Class B                                   $ 54,000,000.00
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TRUST INCREMENTAL SUBORDINATED AMOUNT                                             As of last day of:
             To be used in the following month's computations.                    April , 2000
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Pool Total Components of Excess Receivables:
             Used Vehicles                                                        $104,886,496.60
             Finance Hold Receivables (for Credit Reasons Only)                   $  1,298,129.89
             Delayed Payment Program                                              $    350,227.00

Pool Limits on Components of Excess Receivables:
             Used Vehicles                                                        $210,409,851.44
             Finance Hold Receivables                                             $          0.00
             Delayed Payment Program                                              $ 16,832,788.11

Total Excess Receivables                                                          $  1,298,129.89

Overconcentration Amount                                                          $  1,557,674.45

Ineligible Amount                                                                 $          0.00

Trust Incremental Subordinated Amount                                             $  2,855,804.34

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POOL SERIES SUBORDINATED AMOUNTS                                                  As of:
                                                                                  April 30, 2000
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Series Incremental Subordinated Amount
             Series 1999-VFN                                                      $    109,861.34
             Series 2000-1                                                        $  1,546,417.77

Required Subordinated Amount
             Series 1999-VFN                                                      $  4,163,915.39
             Series 2000-1                                                        $ 62,415,982.99

Available Subordinated Amount
             Series 1999-VFN                                                      $  4,163,915.39
             Series 2000-1                                                        $ 62,415,982.99

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CHARGE OFFS                                                                       For Month of:
                                                                                  April , 2000
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Defaulted Receivables                                                             $          0.00

Investor/Noteholder Defaulted Amount
         Series 1999-VFN                                                          $          0.00
         Series 2000-1                                                            $          0.00

Deficiency Amount
         Series 1999-VFN                                                          $          0.00
         Series 2000-1                                                            $          0.00

Required Draw Amount
         Series 1999-VFN                                                          $          0.00
         Series 2000-1                                                            $          0.00

Investor/Noteholder Charge-Off's
         Series 1999-VFN                                                          $          0.00
         Series 2000-1                                                            $          0.00
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INTEREST AND PRINCIPAL SHORTFALLS (CUMULATIVE)                                    As of:
                                                                                  May 15, 2000
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Interest Shortfalls as of Current Payment Date
             Series 1999-VFN                                                      $          0.00
             Series 2000-1 Class A                                                $          0.00
             Series 2000-1 Class B                                                $          0.00

Change in Interest Shortfalls from Previous Payment Date
             Series 1999-VFN                                                      $          0.00
             Series 2000-1 Class A                                                $          0.00
             Series 2000-1 Class B                                                $          0.00

Principal Shortfalls as of Current Payment Date
             Series 1999-VFN                                                      $          0.00
             Series 2000-1 Class A                                                $          0.00
             Series 2000-1 Class B                                                $          0.00

Change in Principal Shortfalls from Previous Payment Date
             Series 1999-VFN                                                      $          0.00
             Series 2000-1 Class A                                                $          0.00
             Series 2000-1 Class B                                                $          0.00

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INTEREST RATE FOR NEXT PAYMENT DATE                                               As of:
                                                                                  May 15, 2000
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1999-VFN Estimated                                                                           6.7725000%
Series 2000-1 Class A                                                                        6.6575000%
Series 2000-1 Class B                                                                        6.9725000%
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